UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2016

EnerNOC, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 224-9900
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated With Exit or Disposal Activities.

On May 23, 2016, the Board of Directors (the “Board”) of EnerNOC, Inc. (the “Company”) approved a restructuring plan to enhance the Company’s strategic focus, deliver operational and cost efficiencies, and hold its utility customer engagement business (the “UCE Business”) for sale. On May 25, 2016, the Company began notifying employees of the plan to reduce its North American workforce by approximately 5%, consisting of employees supporting the UCE Business. The Company expects the restructuring to be substantially completed in the second quarter of fiscal 2016.

The Company estimates that it will incur a total of $9 million to $14 million in pre-tax charges, as discussed below, in connection with the planned action. The Company expects to incur pre-tax cash charges of approximately $4 million primarily related to employee severance and benefits. In addition, the Company estimates that it will incur pre-tax non-cash charges of $5 million to $10 million primarily related to the impairment of intangible and long-lived assets. The Company expects to recognize most of the pre-tax charges during the second quarter of fiscal 2016.

Item 7.01    Regulation FD Disclosure.

In connection with the restructuring plan described in Item 2.05 above, the Company expects to reduce its recurring operating costs, which it expects will improve its Software segment adjusted EBITDA by approximately $5 million to $6 million on a full-year basis.  The Company intends to provide updated guidance in conjunction with its second quarter 2016 earnings release.

The information in this Item 7.01 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Information contained in this Current Report on Form 8-K that relates to the Company’s anticipated expense reductions, restructuring charges, financial guidance, business prospects and plans, and similar matters are “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K.  The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: May 25, 2016    By: /s/ Neil Moses
Name:    Neil Moses

Title:	Chief Operating Officer, Chief Financial Officer and Treasurer